Exhibit 99.1

March 2017 Investor Presentation NASDAQ: HPJ

Safe Harbor This presentation may contain "forward - looking statements" within the meaning of the “safe - harbor” provisions of the Private Securities Litigation Reform Act of 1995 related to the Company’s expected sales, revenue, net income, gross profit, and the market share . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Highpower International (“HPJ” or the “Company”) to differ materially from the results expressed or implied by such statements . These risks and uncertainties include, without limitation, economic downturn adversely affecting demand for the Company’s products, fluctuations in the cost of raw materials, the Company's dependence on, or inability to attract additional, major customers for a significant portion of its net sales, the Company’s ability to increase manufacturing capabilities to satisfy orders from new customers, changes in the laws of the PRC that affect the Company's operations, the devaluation of the U . S . Dollar relative to the Renminbi, the Company's dependence on the growth in demand for portable electronic devices and the success of manufacturers of the end applications that use its battery products, the Company’s ability to expand sales in the EV and Solar ESS markets, responsiveness to competitive market conditions, the Company’s ability to successfully manufacture Li - ion batteries in the time frame and amounts expected, the market acceptance of the Company’s Li - ion products, changes in foreign, political, social, business and economic conditions that affect the Company’s production capabilities or demand for its products, that certain financial results are preliminary and unaudited, have not been reviewed by external auditors and are subject to completion and, as such, may be revised as a result of management’s further review of the Company’s results, that there can be no assurance that the Company’s final results for the period will not differ from these estimates, that any changes could be material, the Company may identify items that may require it to make material adjustments to the preliminary financial information, and other developments that may arise between now and the time the financial results are finalized . Accordingly, although the Company believes that the expectations reflected in such forward - looking statements are reasonable, there can be no assurance that such expectations will prove to be correct . The Company has no obligation to update the forward - looking information contained in this presentation . 2

5.1% 17.9% 46.7% 29.8% » Highpower International Inc. A Delaware US corporation Operations and production in China Customers around the world Highpower At A Glance » Unique Business Chain Stock Price: $2.70 (as of 03/09/2017) Market Cap: $40.8 million Shares Outstanding: 15.1 million (as of 9/30/2016) » Nasdaq : HPJ 3

Growing Clean Energy Industry Market & Customer Position Strong Financial Results Tech - nology » Tremendous consumer market demand for clean energy solutions » Booming EV market demand for power solutions » R&D investment and patents » Global technological partnership opportunities » Strategic market layout » Target Fortune 500 and Top 10 in each segment » Revenue*: 42.3% increase from 2015 Q4 to $53.9 million, 18.9% YoY increase to $173.9M in 2016 » Net income*: 952% increase from 2015 Q4 to $1.8 million, 58.7% YoY increase to $6.1M in 2016 * 2016 financials are unaudited HPJ Investor Highlights 4

Highpower’s Production Facilities - 1 Small Lithium Ion Battery Facility Springpower • Flexible manufacturing • Focus on small batteries for Bluetooth, wearable devices Ni - MH Battery Facility • No.2 largest in the world (16% market share) • 18 million pcs/month Lithium - ion Battery Facility HZHP • Automated production line • Targeting high - end and large scale orders • Focus on power battery for EV and NB, smart phone • Potential sales up to $400 million per year Highpower’s “ Giga Factory ” 5

Highpower’s Production Facilities - 2 6 Battery Solution and Energy Storage Facility • Battery Management System (BMS) • Total battery solution • Portable power station and stationary energy storage Used Battery Recycling Facility • Used battery recycling • Pollution free processing • Battery stagger utilization Facility of Power Battery System for EV • BMS for power battery pack • Advanced cooling technology

Experienced Management Team

Name & Title	Years of Experience	Past Experience
George Pan *Chairman and CEO*	>23	Highpower International HuangPu Aluminum Co. Guangzhou Aluminum Products Co.
Wenliang Li *VP, CTO and Director*	>24	Zhuhai Taiyi Battery Co., Ltd. Council of China Industrial Association of Power Source
Sunny Pan *CFO*	>20	Finance controller for Philips Luminaire Manufacturing Co. LTD. General Manager ACCA and CICPA certified
Bryan Bai *VP, International Sales*	>25	VP of Beijing Unic Technologies Inc, VP of Tianjin GGB, Deputy GM of Baotou Santoku Battery Materials Co.
Peter Cheng *Chief Scientist* *Lithium Battery*	>15	Senior R&D management position with Lishen Battery. Extensive experiences designing batteries for Apple.
Zhongqiu Yang *COO, Lithium Battery*	>35	GM of Pinxin Power Co., CTO of Shanghai XinYu Power Co.
Joe Fisher *Independent Board Member*	>35	VP of A123 Systems, CEO of Valence Technology, Contour Energy, Sr. Executive with Energizer for over 30 years

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Lighting Blue Tooth Electric Tools Tablets&NB Toys Portable Solar Energy Storage Cordless Phones Medical Devices Personal Care Electric Mowers Handheld Devices Wearable Products Smart Phones Stable Market Consumer/ Household/ Industrial Exploding Market Mobile/ Portable/ Wearable EVs Growing Market Vacuum Cleaners Electric Buses Mobile Payment Electric Wheelchair Stationary Solar Energy Storage Solar ESS Strategic Market Electric Race Car Market Positioning 8

Global Market Demand for Lithium - ion Battery 9 Source: Industrial Economics & Knowledge Center (IEK)

10 Strong Customer Base

>6% of revenues invested in R&D 164 patents granted >200 engineers in primary materials, battery materials, and battery systems research Certifications in Quality, Safety, Technical, Environmental, Regional, and Social Responsibility UL Approval MH 21283 --- NiMH (90% models approved) MH 46844 --- Li - ion / Li - polymer ( 60% models approved) Commitment to Technology 11

5 - Year Financial Result Overview $112.6 $132.8 $147.1 $146.2 $173.9 100.0 120.0 140.0 160.0 180.0 200.0 2012 2013 2014 2015 2016 Annual Revenues $1.7 $1.5 $2.8 $3.9 $6.1 1.5% 1.1% 1.9% 2.6% 3.5% 0.0% 1.0% 2.0% 3.0% 4.0% 0.0 2.0 4.0 6.0 8.0 2012 2013 2014 2015 2016 Net Income Attributable to the Company Net Income Net Margin Highlights: » CAGR of Revenue in the Past 5 Years is 11.5%. » CAGR of Net Income in the Past 5 Years is 37.6%. » Strong Net Margin Expansion * 2016 financials are unaudited In USD million 12

Lithium Business Growth $16.8 $15.8 $17.0 $22.8 $15.3 $12.0 $34.5 $38.6 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 Lithium Revenue by Quarter $32.1 $38.6 $37.6 $37.9 $29.1 $36.7 $54.1 $53.9 20.0 25.0 30.0 35.0 40.0 45.0 50.0 55.0 60.0 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 Overall Revenue by Quarter In USD million $38.0 $57.9 $68.4 $78.6 $112.1 20.0 40.0 60.0 80.0 100.0 120.0 2012 2013 2014 2015 2016 Lithium Revenue by Year Highlights: » Strong Growth of Lithium Business over the Past 5 Years » Big Acceleration of Lithium Business in Q3’16 * 2016 financials are unaudited 103% increase in Q3’16 Tripled sales in 5 years 13

Highpower’s Future Prospects – What Can Highpower Do? Highpower Can: • Maintain fast growth given the increased demand for lithium - ion batteries • Maintain a sustainable margin throughout this growth • Continue to leverage its existing capacity to maximize the utilization rate • Reinvest capital to support future growth 14

Additional Information Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President aprior@equityny.com 212 - 836 - 9606 Counsel: Manatt , Phelps & Phillips, LLP 11355 W. Olympic Blvd . Los Angeles, CA 90064 310 - 312 - 4252 Auditor Marcum Bernstein & Pinchuk 750 Third Avenue, 11th Floor New York, NY 10017 212 - 485 - 5500 Transfer Agent Corporate Stock Transfer 3200 Cherry Creek South Drive Denver, CO 80209 303 - 282 - 4800 15